                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                OCTOBER 28, 1998
                                 Date of Report
                        (Date of earliest event reported)



                                AMAZON.COM, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     000-22513                 91-1646860
      (State or Other            (Commission File No.)         (IRS Employer
        Jurisdiction                                         Identification No.)
     of Incorporation)

                 1516 SECOND AVENUE, SEATTLE, WASHINGTON 98101
          (Address of principal executive offices, including zip code)

                                 (206) 622-2335
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

        On October 28, 1998, Amazon.com, Inc. ("Amazon.com") announced its financial results for the third quarter of 1998.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)    Exhibits

                99.1    Press Release dated October 28, 1998 regarding
                        Amazon.com's third quarter financial results



                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMAZON.COM, INC.
                                            (Registrant)


Dated:  October 28, 1998                 By     /s/ Joy D. Covey
                                              ----------------------------------
                                              Chief Financial Officer,
                                              Vice President of Finance and
                                              Administration and Secretary

                                  EXHIBIT INDEX

Exhibit Number       Description
--------------       -----------
       99.1          Press Release dated October 28, 1998 regarding
                     Amazon.com's third quarter financial results
